                                                                    EXHIBIT 99.6


                             JOINT FILING AGREEMENT


         This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Common Stock of Shaw Industries Inc., is being, and any and all amendments to such Schedule 13D may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.


                                    Dated October 27, 2000



                                    /s/ ROBERT E. SHAW
                                    -------------------------------------------
                                    Robert E. Shaw


                                    ROBERT E. SHAW, L.P.



                                    By: /s/ ROBERT E. SHAW
                                        ---------------------------------------
                                    Name: Robert E. Shaw
                                    Title:  General Partner



                                    /s/ ANNA SUE SHAW
                                    -------------------------------------------
                                    Anna Sue Shaw



                                    /s/ ROBERT E. SHAW, JR.
                                    -------------------------------------------
                                    Robert E. Shaw, Jr.



                                    /s/ SUSAN S. YOUNG
                                    -------------------------------------------
                                    Susan S. Young



                                    /s/ THOMAS TRIPP SHAW
                                    -------------------------------------------
                                    Thomas Tripp Shaw



                                    /s/ LEWIS CLAYTON SHAW
                                    -------------------------------------------
                                    Lewis Clayton Shaw



                                    /s/ JULIAN D. SAUL
                                    -------------------------------------------
                                    Julian D. Saul

                                    JULIAN D. SAUL FAMILY TRUST



                                    By: /s/ JULIAN D. SAUL
                                        ---------------------------------------
                                    Name: Julian D. Saul
                                    Title: Trustee



                                    /s/ ANITA SAUL
                                    -------------------------------------------
                                    Anita Saul


                                    ANITA SAUL FAMILY TRUST



                                    By: /s/ ANITA SAUL
                                        ---------------------------------------
                                    Name: Anita Saul
                                    Title: Trustee



                                    /s/ NORRIS LITTLE
                                    -------------------------------------------
                                    Norris Little


                                    LITTLE FAMILY LIMITED
                                    PARTNERSHIP



                                    By: /s/ NORRIS LITTLE
                                        ---------------------------------------
                                    Name: W. Norris Little
                                    Title: General Partner



                                    /s/ WILLIAM C. LUSK
                                    -------------------------------------------
                                    William C. Lusk



                                    /s/ VANCE D. BELL
                                    -------------------------------------------
                                    Vance D. Bell



                                    /s/ GERALD EMBRY
                                    -------------------------------------------
                                    Gerald Embry



                                    /s/ SPRIGHT D. HOLLAND
                                    -------------------------------------------
                                    Spright D. Holland



                                    /s/ KENNETH G. JACKSON
                                    -------------------------------------------
                                    Kenneth G. Jackson

                                     /s/ JEFFREY TODD MEADOWS
                                     ------------------------------------------
                                     Jeffrey Todd Meadows



                                     /s/ PERCY D. MERRITT
                                     ------------------------------------------
                                     Percy D. Merritt



                                     /s/ HENRY H. LONG
                                     ------------------------------------------
                                     Henry H. Long



                                     /s/ JULIUS C. SHAW, JR.
                                     ------------------------------------------
                                     Julius C. Shaw, Jr.



                                     /s/ J. C. SHAW
                                     ------------------------------------------
                                     J. C. Shaw


                                     SHAW FAMILY HOLDINGS, LLC



                                     By: /s/ J. C. SHAW
                                         --------------------------------------
                                     Name: J. C. Shaw
                                     Title: Manager



                                     /s/ LINDA SAUL SCHEJOLA
                                     ------------------------------------------
                                     Linda Saul Schejola


                                     LINDA SAUL SCHEJOLA FAMILY
                                     TRUST



                                     By: /s/ LINDA SAUL SCHEJOLA
                                        ---------------------------------------
                                     Name: Linda Saul Schejola
                                     Title: Trustee



                                     /s/ R. JULIAN MCCAMY
                                     ------------------------------------------
                                     R. Julian McCamy



                                     /s/ ELEANOR SHAW MCCAMY
                                     ------------------------------------------
                                     Eleanor Shaw McCamy